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                                                                     Exhibit 4.1

         CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUTING FIRM

     We consent to the reference to our firm under the caption
"Experts-Independent Auditors" and to the use of our report dated July 8, 2004 in the Amendment No. 1 to the Registration Statement (File No. 333-116598) and related Prospectus of Claymore Securities Defined Portfolios, Series 183.


                                            /s/ Grant Thornton LLP
                                            ------------------------
                                            GRANT THORNTON LLP


Chicago, Illinois
July 8, 2004